UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 21, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                    01-13612                 02-0398678
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(State or other jurisdiction      (Commission             (I.R.S. Employer
    of incorporation)             File Number)           Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
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              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On April 21, 2006, Congoleum Corporation ("Congoleum") received a letter from the American Stock Exchange (the "Amex") indicating that it does not meet the minimum income and stockholders' equity requirements for continued listing of its Class A Common Stock on the Amex. Specifically, Congoleum is not in compliance with Section 1003(a)(i) of the Amex Company Guide, with stockholders' equity of less than $2,000,000 and losses from continuing operations and/or net losses in two of its three most recent fiscal years; and Section 1003(a)(ii) of the Amex Company Guide, with stockholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years. The letter also stated that the Company must submit a plan by May 22, 2006 advising the Amex of actions it has taken or will take to achieve compliance with the continued listing standards within eighteen months, and that this plan must be approved by the Amex, for Congoleum to maintain its listing. Congoleum intends to submit a plan seeking to document that it will achieve compliance with the continued listing standards within eighteen months. There can be no assurance that Congoleum will be able to do so.

      The press release issued by Congoleum on April 25, 2006 with respect to receipt of the Amex letter described above is filed herewith as Exhibit 99.

Rider X

Forward-Looking Statements

      Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risk, uncertainties and assumptions. These statements can be identified by the use of the words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project" and other words of similar meaning. These forward-looking statements are based on Congoleum's expectations, as of the date of this report, of future events, and Congoleum undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although Congoleum believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Any or all of these statements may turn out to be incorrect. Factors that could cause or contribute to Congoleum's actual results differing from its expectations include those factors discussed in Congoleum's other filings with the Securities and Exchange Commission, including in the section of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 entitled "Risk Factors."

ITEM 9.01 Financial Statements and Exhibits

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  EXHIBIT NO.                    DESCRIPTION
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      99         Press release, dated April 25, 2006.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006                Congoleum Corporation

                                    By:  /s/ Howard N. Feist III
                                         -------------------------
                                    Name: Howard N. Feist III
                                    Title: Chief Financial Officer


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